Taxation - Summary of Current and Deferred Portion of Income Tax Expenses Included in Consolidated Statements of Operations and Comprehensive Loss (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Income Tax Disclosure [Abstract]
Current tax expenses	¥ 63,641		¥ 1,537	¥ 1,124
Deferred tax benefits	(6,892)		(58,414)	(43,654)
Total income tax (benefits) expenses	¥ 56,749	$ 8,115	¥ (56,877)	¥ (42,530)